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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 23, 2007

                            STILLWATER MINING COMPANY
             (Exact name of registrant as specified in its charter)

           Delaware                     1-13053                   81-0480654
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(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)

     1321 Discovery Drive, Billings, Montana                       59102
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     (Address of Principal Executive Offices)                    (Zip Code)

        Registrant's telephone number, including area code (406) 373-8700

                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On February 23, 2007, Stillwater Mining Company issued a press release for 2006 Fourth Quarter and Year-End results. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

99.1   Press release issued on February 23, 2007 by Stillwater Mining Company.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       STILLWATER MINING COMPANY


Dated:   February 23, 2007                             By:    /s/ John R. Stark
                                                              ------------------
                                                       Name:  John R. Stark
                                                       Title: Vice President

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                                  EXHIBIT INDEX

NUMBER   TITLE
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99.1     Press release issued on February 23, 2007 by Stillwater Mining Company.